2018 Second Quarter Earnings Conference Call Wednesday, July 18, 2018 1

Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that constitute forward‐looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as  amended. These forward‐looking statements relate to, among other things, expectations regarding the business environment in which we operate,  projections of future performance, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision. Forward‐ looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,”  “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward‐looking statements, the Company claims the protection provided for  in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or  achievements may differ significantly from the results, performance or achievements expressed or implied in any forward‐looking statements. The risks and  uncertainties include, but are not limited to: possible deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile  interest rates and related asset‐liability matching risk; liquidity risks; risk of significant non‐earning assets, and net credit losses that could occur, particularly  in times of weak economic conditions or times of rising interest rates; and regulatory risks associated with current and future regulations. For additional  information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10‐K. The Company does not undertake, and  specifically disclaims any obligation, to update any forward‐looking statements to reflect the occurrence of events or circumstances after the date of such  statements except as required by law. 2

Q2 2018 Financial Highlights  Net income of $47.5 million reflects 17% increase versus prior‐year Q2 Net   EPS $0.36 per diluted common share up 20% over Q2 2017 Solid   Net income decline Q‐o‐Q due to positive impact in Q1 2018 from increase in an equity investment Income  Excluding 4bps impact from recently issued convertible debt interest expense, net interest margin  $47.5MM Profitability Q‐o‐Q relatively stable at 3.61% as strong loan growth and higher loan yields largely offset higher  cost of deposits   ROA of 1.30% and ROE of 9.89%  Record new loan originations funded of $792 million  Diluted   Net loan growth of $379 million, or 13% annualized EPS Well‐  YTD loan growth of 5%; on track to meet or exceed the higher end of targeted loan growth of 6%  Diversified  to 8% for 2018 $0.36  Average rate on new loans trended higher for each product type; overall 4.79% average rate on  Loan Growth new loans   Loan portfolio growth: 0% CRE, 14% C&I and 15% consumer Q‐o‐Q Record  Record   Record deposits of $11.73 billion, up 2% Q‐o‐Q Loans Deposits  Noninterest bearing demand deposits account for 26% of total deposits $11.7B Improving   Improved asset quality trends with nonperforming loans down 7% linked quarter  Credit  Total loss experience continues to be very low with net recoveries of $1.1 million Record   Completed $217.5 million convertible senior notes offering Deposits Other Events  $100 million buyback authorized; repurchased $79 million of common stock at average price of  $11.7B $18.10, reducing common shares outstanding by 4.4 million 3

Loan Production & Portfolio Trends



New Loan Originations Funded
($ millions)
4.03%
4.15%
4.26%
4.56%
4.40%
4.42%
4.64%
4.79%
$80
$157
$321
$51
$144
$270
$31
$166
$390
$74
$190
$450
$120
$132
$359
$194
$85
$385
$181
$236
$347
$182
$285
$325
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
CRE
C&I
Consumer
Average Rate



Loan Portfolio Composition
4%
19%
77%
7%
20%
73%
9/30/2016
(First quarter after MOE)
6/30/2018

- Total end-of-period loans receivable increased **$379.0 million** or **3% Q-o-Q** and **13% annualized**
- YTD loan growth of 5%; on track to meet or exceed the higher end of targeted loan growth of 6% to 8% for 2018
- **Record** new loan originations funded of **$792 million**; new loan commitments of $920 million
- Well diversified mix of loan originations with 41% CRE, 36% C&I and 23% Consumer
- $2.74 billion total C&I commitments at 6/30/2018 and 55% utilization vs. 48% Q-o-Q
  - 7 bps increase in utilization reflects strong C&I origination volumes in Q2 and utilization of a large, new warehouse line that closed at end of 1Q18 with no disbursements as of 3/31/2018
- SBA loan production of $87.0 million of which $65.8 million was 7(a)
- Average rate on new loans increased 15bps to 4.79% and trended higher for each product type
- Loan portfolio growth Q-o-Q:
  - CRE: +0%
  - C&I: +14%
  - Consumer: +15%

Hope Bancorp

4

Deposit Growth Trends Deposit Composition  Total end‐of‐period deposits increased 2% Q‐o‐Q to  a record $11.73 billion ($ billions) $11.73 $11.51  With outlook for continued rate hikes, prudently  $10.96 $10.99 building liquidity ahead of the curve to support  $10.70 $10.64 $10.70 $10.85 robust loan pipeline  Q2 CD promotion brought in nearly $900 million $5.18 $4.10 $4.01 $4.77  Deposit gathering a top priority for 2018 $4.18 $4.04 $3.97 $4.27 44.2% $0.24 $0.28 $0.23 Net Loans to Deposits $0.30 $0.30 $0.29 $0.24 $0.23 1.9% $12.0B 101.73% 98.94% 98.36% 98.41% 97.88% 98.03% 97.54% 98.70% $3.57 $3.69 $3.32 $3.40 $3.48 $3.33 $3.45 $3.28 28.0% $11.5B $11.0B $2.90 $2.90 $2.96 $3.02 $3.05 $3.00 $3.05 $3.04 $10.5B 25.9% $10.0B 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 DDA MMA Savings Time Net Loans Deposits LTD Ratio DDA = Noninterest bearing demand deposits MMA = Money market account deposits 5

Net Interest Income and Margin Key Net Interest Income Drivers Net Interest Income & NIM Average Loans & Yield  ($ millions) ($ billions) $11.4 $126.4 $122.8 $10.4 $10.4 $10.5 $10.7 $10.9 $11.1 $117.2 $116.8 $123.3 $120.1 $114.9 $9.7 $12.1 $8.5 $9.3 $103.5 $8.8 $10.0 $8.8 $8.4 $20.0 5.16% 5.07% 5.12% 5.04% 4.89% 3.77% 3.77% 3.83% 3.84% 4.80% 4.80% 4.82% 3.75% 3.75% 3.66% 3.61% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Avg Loans Yield Net Interest Income PAA Contribution NIM Interest Bearing Deposits & Cost of Deposits  2Q18 NII increase of $2.8 million reflects higher  level of  earning assets and higher yields  ($ millions) $8.5 $8.2  Excluding 4 bps impact due to convertible debt interest  $7.8 $7.7 $7.8 $7.8 $7.9 expense, 2Q18 NIM relatively stable 1.06% 0.91% – Increase in volume and yield on earning assets largely  $6.8 0.80% 0.68% 0.75% offset the impact of higher deposit costs 0.55% 0.55% 0.56%  Anticipates relatively stable NIM for 3Q18 with loan  growth and increasing loan yields largely offsetting  higher deposit costs and convertible debt interest  3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 expense Interest Bearing Deposits Cost of Deposits PAA = Purchase accounting adjustments 6

Noninterest Income Noninterest Income ($ millions) $19.85 $18.19 $17.63 $16.12 $16.25 $16.45 $15.27  Total noninterest income decreased $4.6 million or  23% Q‐o‐Q to $15.3 million  $14.15 $7.53 $10.40 $8.60 $6.62 $7.32 $7.27 $6.75 Quarter‐over‐Quarter Difference $6.71 $1.40  Other income and fees decreased $3.7 million or  $0.42 $0.85 $0.30 $1.20 $0.35 $1.31 $0.43 35% to $6.7 million $3.66 $0.95 $3.25 $3.27 $3.63 – 1Q18 included $3.5 million income recorded to  $2.63 $3.45 $3.48 $1.48 reflect change in the value of equity investments $0.23  Gain on sale of other loans declined $765,000 or  $5.60 $5.34 $4.78 $5.18 $5.15 $4.95 $4.80 $4.61 64% to $431,000 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Service fees on dep accts Gain on sale of SBA loans Gain on sale of other loans Gain on sale of securities Other income and fees 7

Noninterest Expense and Efficiency Noninterest Expense and Efficiency Ratio Breakdown of Noninterest Expense and FTE ($ millions) $73.0 $71.6 ($ millions) $67.8 $66.7 $67.7 $68.4 $64.0 $61.8 $33.3 $31.1 $37.4 $32.6 $33.5 $29.0 $29.1 $25.9 57.68% 1,502 1,491  1,463 1,470 FTE 1,400 FTE FTE 51.09% 51.12% 51.87% 1,372 1,378 FTE 49.28% 48.90% FTE 1,352 48.17% FTE FTE FTE 44.32% $30.5 $34.2 $34.2 $34.9 $36.0 $39.7 $39.4 $40.6 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Noninterest Expense Efficiency Ratio Compensation Other FTE  Noninterest expense increase $3.2 million from 1Q18 – $1.2 million increase in compensation expense driven by • Full quarter impact of employees added in 1Q18 • Higher group insurance costs  – $1.4 million increase in professional fees  Efficiency ratio guidance updated to low 50s for second half of 2018 8

Asset Quality Nonperforming Assets Provision Expense & Net Charge Offs ($ millions) ($ millions) $6.5 $8.3 $8.7 $5.6 $5.4 $21.8 $17.2 $10.8 $129.6 $27.5 $120.5 $22.0 $19.1 $114.4 $102.5 $108.5 0.24% $3.6 $89.5 $89.3 $86.3 $2.8 $2.5 0.90% 0.95% 0.13% $2.3 0.87% 0.83% 0.89% 0.88% 0.87% 0.10% 0.78% 0.05% 0.07% $0.8 0.02% 0.05% ‐0.04% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 NPLs OREO NPAs/Total Assets Provision Expense Net Charge Offs (annualized) Criticized Loans ($ millions)  General improvement in asset quality trends – Total criticized loans decline 8% $348.1 $259.3 $313.1 $310.0 $315.4 $353.6 $344.6 $357.7 – Nonperforming loans decline 7% – 5.38% Nonperforming assets decline 6% 5.28% 5.08% 5.24% 5.23% 5.12% 4.79% 4.26% $308.9 $243.7 $226.0 $251.1 $225.2 $214.9 $196.1 $139.5  Total loss experience continues to be very low, with  net recoveries of $1.1 million for Q2 2018 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18  Allowance to total loans receivable ratio as of  Classified 6/30/2018 stable at 0.77% Special Mention Total Criticized Loans as a % of Gross Loans 9

Near-Term Outlook & Strategies  Continuation of positive trends from first half of 2018  Well positioned to meet or exceed loan growth guidance of 6‐8% for 2018  – Year‐to‐date loan growth of 5% – Supported by strong pipeline entering the second half  Anticipate stable net interest margin for 2018 – Higher interest‐earning assets and loan yields to largely offset rising deposit costs and convertible  debt interest expense  Managing deposit costs will be key challenge for 2018 – Remaining flexible with deposit strategy and will implement additional campaigns to fund good  lending opportunities  Expect efficiency ratio of low 50s for second half of 2018  Well positioned to build on momentum of strong first half and continue driving earnings growth for the  long term Committed to Building on Foundation for Sustained Growth and Value Creation 10

2018 First Quarter Earnings Conference Call Q&A 11